SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  May 7, 2003

Cephalon, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-19119	23-2484489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

145 Brandywine Parkway West Chester, Pennsylvania	19380
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (610) 344-0200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired: Not applicable

(b)	Pro Forma Financial Information: Not applicable

(c)	Exhibits

Number	Description
99.1	Press Release – Cephalon, Inc. Reports First Quarter 2003 Financial Results

ITEM 9.  REGULATION FD DISCLOSURE.

In accordance with guidance from the Securities and Exchange Commission in Release number 33-8216, the information furnished under this Item 9 (“Regulation FD Disclosure”) is intended to be furnished under Item 12 (“Results of Operations and Financial Condition”).  The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

On May 7, 2003, Cephalon, Inc. issued a press release announcing certain financial results for the first quarter ended March 31, 2003 and updating certain financial guidance for the year 2003.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In the attached press release, Cephalon discloses “Adjusted EBITDA” and “Adjusted Net Income” for each of the first quarter of 2003 and 2002.  Both Adjusted EBITDA and Adjusted Net Income are considered “non-GAAP financial measures” under Securities and Exchange Commission rules.  A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company’s financial statements.  Management does not intend the presentation of Adjusted EBITDA or Adjusted Net Income to be considered in isolation or as a substitute for results prepared in accordance with GAAP.

As used in the press release, Adjusted EBITDA represents income from operations less depreciation and amortization.  As such, this measure also excludes income income and expense, (gain) charge on early extinguishment of debt, foreign currency exchange, income tax expense, and cumulative effect of changing inventory costing method.  Cephalon’s calculation of Adjusted EBITDA may or may not be consistent with the calculation of this measure by other companies in the same industry.  However, management believes that Adjusted EBITDA is a useful adjunct to net income and other measurements under GAAP because it is a meaningful measure of a company’s performance and ability to service its future debt requirements and meet working capital requirements.  Adjusted EBITDA is a management tool used by Cephalon to monitor its financial performance.  Management also believes that it provides useful insight into the underlying results of operations for the Company, and facilitates comparison between Cephalon and other companies.

As used in the press release, Adjusted Net Income represents income (loss) applicable to common shares less certain charges.  Management believes that the presentation of Adjusted Net Income is useful to investors because it provides a useful means of evaluating the Company’s operating performance and results from period to period on a comparable basis not otherwise apparent on a GAAP basis, since many one-time or infrequent charges that do not affect the Company’s operations do not meet the strict GAAP definition of unusual non-recurring items.  Furthermore, in preparing operating plans and forecasts, management relies, in part, on trends in the Company’s historical results, exclusive of these items, and provides its forecasts to investors on this basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHALON, INC.

Date: May 7, 2003	By:	/s/ J. Kevin Buchi
J. Kevin Buchi
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release – Cephalon, Inc. Reports First Quarter 2003 Financial Results